SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
              ------------------------------------


                            Form 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


                         January 16, 1996
                        -------------------
                        (Date of Report)


                        October 20, 1995
                      ---------------------
               (Date of earliest event reported)


                      POLAROID CORPORATION
                ------------------------------------
     (Exact name of registrant as specified in its charter)

                            Delaware
                           -----------
         (State or other jurisdiction of incorporation)

                             1-4085
                            --------
                    (Commission File Number)


                           04-1734655
                         ---------------
               (IRS Employer Identification No.)


     549 Technology Square, Cambridge, Massachusetts 02139
    ------------------------------------------------------------
      (Address of principal executive offices)  (Zip Code)

                          (617) 386-2000
                        -------------------
      (Registrant's telephone number, including area code)

Item 5.  Other Events.

      On October 20, 1995, Polaroid Corporation ("Company") entered into an employment agreement for a term of approximately five years with Gary T. DiCamillo. Pursuant to the terms of the employment agreement, Mr. DiCamillo became the Company's Chief Executive Officer effective December 1, 1995. See Exhibit 10.1. This agreement was amended on December 21, 1995 to extend the date of the grant of the restricted stock with performance criteria. See Exhibit 10.2.

      On November 10, 1995, Polaroid Corporation entered into a severance and retirement agreement with I. M. Booth, former
Chairman, President and Chief Executive Officer of the Company.
See Exhibit 10.3.

      On December 19, 1995, Polaroid Corporation issued a press release to set forth its plan to make fundamental changes in its operating structure. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. After that announcement, Polaroid stopped making any additional stock repurchases.

      On December 29, 1995, Polaroid Corporation entered into a waiver with the banks who are a party to the $150,000,000 Credit Agreement dated as of August 24, 1994, and a waiver with the banks who are a party to the $130,022,336 Amended and Restated Credit Agreement dated as of November 29, 1994. In these waivers the banks agreed to waive compliance with the financial covenants set forth in such Credit Agreements until February 29, 1996. See Exhibit 10.4 and 10.5.




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

Item 7 (c) Exhibits


Exhibit 10.1 Employment Agreement dated as of October 20, 1995 between Gary T. DiCamillo and Polaroid Corporation

Exhibit 10.2   Amendment of Employment Agreement dated as of
               December 21, 1995 between Gary T. DiCamillo and
               Polaroid Corporation

Exhibit 10.3   Severance and retirement agreement dated
               November 10, 1995 between I. M. Booth and the Company

Exhibit 10.4   Waiver, dated December 29, 1995, with respect to
               $150,000,000 Credit Agreement, dated as of August 24, 1994

Exhibit 10.5   Waiver, dated December 29, 1995, with respect to
               $130,022,336 Amended and Restated Credit Agreement, dated as of November 29, 1994

Exhibit 99.1   Polaroid Press Release dated December 19, 1995




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



                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLAROID CORPORATION
                         By   /s/ Richard F. deLima
                              ---------------------
                         Name      Richard F. deLima
                         Title:    Vice President, Secretary
                                   and General Counsel


Dated: January 16, 1996







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